Exhibit 99.2

© 2025. Rhythm Pharmaceuticals, Inc. All rights reserved. Rhythm and its logo are trademarks of Rhythm Pharmaceuticals, Inc. ® July 9, 2025 Rhythm Pharmaceuticals Positive Topline Results from Phase 2 Trial Evaluating Oral MC4R Agonist Bivamelagon in Patients with Acquired Hypothalamic Obesity

2 ® This presentation and the accompanying oral presentation contain forward - looking statements within the meaning of the Private Se curities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered for war d - looking statements, including without limitation statements regarding our Phase 2 study to assess the efficacy and safety of bivamelagon in patients with acquired hypothalamic obesity and the potential for bivamelagon to treat hypothalamic obesity ; the safety, efficacy, potential benefits of, and regulatory and clinical progress, potential regulatory submissions, approvals and timing thereof of bivamelagon , setmelanotide and other product candidates; the clinical design or progress of any of our products or product candidates at any dosage or in any indication ; the potential benefits of any of the Company’s products or product candidates for any specific disease indication or at any dosage , including the potential benefits of bivamelagon and setmelanotide for patients with acquired hypothalamic obesity or congenital hypothalamic obesity ; our participation in upcoming events and presentations, and the date, time and content thereof; the sufficiency of our cash, cash equivalents and sho rt - term investments to fund our planned operations; and the timing of any of the foregoing. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will” and similar terms are also forward - looking statements. Such statements are subject to numerous risks , uncertainties, including, but not limited to, our ability to enroll patients in clinical trials, the design and outcome of clinical trials, the impact of competition, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, our ability to successfully commercialize setmelanotide , our liquidity and expenses , our ability to retain our key employees and consultants , and to attract , retain and motivate qualified personnel , and general economic conditions , and the other important factors , including those discussed under the caption “Risk Factors” in Rhythm’s Quarterly Report on Form 10 - Q for the three months ended March 31, 2025 and our other filings with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the f orw ard - looking statements contained in this release or to update them to reflect events or circumstances occurring after the date of this release, whet her as a result of new information, future developments or otherwise . Industry and Other Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which Rhyth m o perates, including its general expectations, market position and market opportunity, is based on its management’s estimates and research, as well as industr y a nd general publications and research, surveys and studies conducted by third parties. While we believe the information from these third - party publications, research, surveys and studies is reliable, it does not guarantee the accuracy or completeness of such information, and Rhythm has not independently verified t his information. Management’s estimates are derived from publicly available information, their knowledge of the company's industry and their assumptions ba sed on such information and knowledge, which they believe to be reasonable. This data involves a number of assumptions and limitations which are necessar ily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in our periodic reports filed with the Securities and Exchange Commission under the captions “Cautionary Note Regarding Forward Looking Statements,” “Summary Risk Factors” and “Risk Factors.” These and other f act ors could cause Rhythm’s future performance and market expectations to differ materially from its assumptions and estimates. Forward - looking Statements

3 ® Bivamelagon achieved BMI reductions comparable to 12 - and 16 - week reductions seen in similar patient populations in setmelanotide trials Safety and tolerability results generally consistent with a MC4R MOA and setmelanotide trials in acquired hypothalamic obesity, with limited instances of localized hyperpigmentation 26 of 28 patients continued on to receive bivamelagon treatment in the open label extension; 26 remained in open - label extension* RYTM to request End - of - Phase 2 meeting with FDA with intentions to move forward to Phase 3 Bivamelagon Achieved Statistically Significant, Clinically Meaningful BMI Reductions in Patients with Acquired Hypothalamic Obesity at 14 Weeks *As of July 7, 2025. Note: the comparison to setmelanotide's results are not based on a head - to - head analysis and that differences exist between study designs and patient characteristics.

Genetic, Traumatic and Inflammatory Impairments of MC4R Pathway Signaling Leads to Hyperphagia, Reduced Energy and Severe Obesity



Hypothalamus
Upstream
Downstream
AgRP neuron
AgRP
LEPR
Adipose tissue
Leptin
Blood-brain barrier
PCSK1
POMC
α-MSH
β-MSH
POMC neuron
MC4R
MC4R neuron
LEPR
Downstream MC4R activity
Low
Normal
Hyperphagia
Obesity
Energy Expenditure
Alpha Melanocyte Stimulating Hormone

AgRP, agouti-related peptide; LEPR, leptin receptor; MC4R, melanocortin-4 receptor; MSH, melanocyte-stimulating hormone; PCSK1, proprotein convertase subtilisin/kexin type 1; POMC, proopiomelanocortin.

1. Abuzzahab et al. *Horm Res Paediatr*. 2019;91:128-136. 2. Erfurth. *Neuroendocrinology*. 2020;110:767-779. 3. Rose et al. *Obesity (Silver Spring)*. 2018;26:1727-1732. 4. Roth. *Front Endocrinol (Lausanne)*. 2011;2:49.

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Rhythm PHARMACEUTICALS

5 ® MC4R Agonism Shown to Address Impaired Pathway Function Genetic Injury Inflammation Failure to develop Consequence: Low levels of α - MSH Analogs of α - MSH • Setmelanotide • Bivamelagon • RM - 718 Similar to hormone replacement therapy Causes of Impairment:

Significant Market Opportunity for MC4R Agonists

U.S. patent protection for bivamelagon and RM-718 extends into 2040s

Approved for IMCIVREE (setmelanotide) in U.S., EU,+

4,000 – 5,000*
Bardet-Biedl syndrome

600 – 2,500*
POMC, PCSK1 and LEPR deficiencies

Acquired hypothalamic obesity

5,000 – 10,000
estimated U.S. prevalence[1]

3,500 – 10,000
estimated European prevalence[2]

5,000 – 8,000
estimated Japanese prevalence[3]

Additional potential

~29,000**
EMANATE
Lead indications

+DAYBREAK Ph2:
Positive signals observed in **six new genes and gene families**

*Estimated prevalence of U.S. patients based on company estimates; does not include ex-U.S. prevalence estimates. Estimated U.S. patients based on population with early-onset, severe obesity who may benefit from setmelanotide based on sequencing results that factor in variant classifcations, as applicable, current estimated responder rates and that 1.7% of the U.S. population (328M; 2019 US census) presents with severe early onset obesity (Hales et al 2018); ~95% of individuals with severe early onset obesity remain obese into adulthood (Ward et al 2017). **Estimated prevalence in United States of SH2B1 and POMC and/or PCSK1 cohorts.

1. U.S. estimates based on reported incidence of hypothalamic obesity following craniopharyngioma and long-term survival rates, (Zacharia, et al., *Neuro-Oncology* 14(8):1070–1078, 2012. doi:10.1093/neuonc/nos142; and Muller, et al., *Neuro-Oncology* 17(7), 1029–1038, 2015 doi:10.1093/neuonc/nov044.); 2. European estimates limited to the EU4 (Germany, France, Spain, Italy), UK and the Netherlands and prevalence of 0.1-0.3 in 10,000 patients; 3. Rhythm estimates the prevalence of acquired hypothalamic obesity in Japan to be approximately 5,000 to 8,000 based on our review of tumor registries and claims data; Prevalence is 2-3 times higher than in the USA & Europe due to a higher reported frequency of craniopharyngioma.

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Rhythm® PHARMACEUTICALS

7 ® ≥18yo BMI ≥30 kg/m 2 12 - <18 yo > 95th percentile Setmelanotide - naive SIGNAL Trial: 14 - week, Phase 2 Open - label Trial Evaluating Bivamelagon in Patients with Hypothalamic Obesity Inclusion criteria Screening Long - term Extension (LTE) Trial Placebo 200 mg 200 mg 400 mg 200 mg 400 mg 600 mg Week 15 Week 16 Week 40 Week 52 200 mg 400 mg 600 mg 2 weeks 12 weeks RDZ 1:1:1:1 Open - label Week 0 Week 2 Week 14

8 ® Overall Baseline Demographics N=28 46.4% Female 25.4yo Mean Age (13 of 28 <18yo) 38.7 kg/m 2 Mean BMI 82.1% Patients with craniopharyngioma 7 years Mean time from hypothalamic injury to trial enrollment Overall bivamelagon population

9 ® Baseline Demographics Placebo (N=7) Biva 600 mg (N=8) Biva 400 mg (N=7) Biva 200 mg (N=6) BASELINE CHARACTERISTIC S 27.0 (20.2) 31.9 (23.0) 21.0 (7.9) 20.2 (9.2) Mean (SD) Age, years Sex, n (%) 3 (42.9) 3 (37.5) 4 (57.1) 3 (50.0) Female 4 (57.1) 5 (62.5) 3 (42.9) 3 (50.0) Male Race, n (%) 6 (85.7) 5 (62.5) 5 (71.4) 6 (100.0) White 1 (14.3) 1 (12.5) 0 1 (16.7)* Black or African American 0 1 (12.5) 2 (28.6) 0 Asian 0 1 (12.5) 0 0 Not reported Ethnicity, n (%) 2 (28.6) 2 (25.0) 0 0 Hispanic or Latino 5 (71.4) 6 (75.0) 7 (100.0) 6 (100.0) Not Hispanic or Latino Hypothalamic involvement, n (%) 5 (71.4) 4 (50.0) 1 (14.3) 3 (50.0) Bilateral 0 2 (25.0) 2 (28.6) 1 (16.7) Unilateral 2 (28.6) 2 (25.0) 4 (57.1) 2 (33.3) Unknown 108.0 (42.3) 106.2 (22.4) 103.0 (29.3) 118.0 (35.6) Mean (SD) Weight, kg 37.0 (7.7) 41.4 (10.7) 37.7 (9.0) 38.0 (6.2) Mean (SD) BMI, kg/m 2 3.2 (1.4 [3]) 3.7 (1.8 [4]) 2.4 (0.6 [3]) 3.0 (0.5 [3]) Mean (SD [n]) BMI Z - score (<18 years) 113.4 (20.3) 119.4 (21.0) 112.8 (22.7) 120.0 (14.4) Mean (SD) Waist circumference, cm BMI, body mass index. *More than one response can be provided for Race and, as such, the percentage may total more than 100%.

10 ® ENROLLED (n= 28 ) Vast Majority of Patients Transitioned to Open - label Extension and Have Remained on Bivamelagon Therapy DISCONTINUED 1 discontinuation due to SAE in Week 1 26 of 27 eligible participants transitioned to open - label extension (OLE) phase for up to 38 weeks OLE participants retitrated from 200mg to maximum 600mg dose, as tolerated, to preserve blind 26 p atients remained in OLE as of July 7, 2025 COMPLETED (n= 27 )

11 ® Bivamelagon Achieved Statistically Significant BMI Reductions at All Doses 200 mg - 2.68% Mean BMI reduction from baseline (n=6) p - value = 0.0180 400 mg - 7.69% Mean BMI reduction from baseline (n=7) p - value = 0.0002 600 mg - 9.31% Mean BMI reduction from baseline (n=8) p - value = 0.0004 Placebo +2.18% Mean BMI increase from baseline (n=7) Note: Arithmetic means and p - values from 2 - sided t - test shown above.

12 ® Individual Percentage Change in BMI from Baseline to Week 14 *LOCF ( BIVA 400mg participant discontinued Tx Week 1, BIVA 600mg participant Week 10). BIVA, Bivamelagon. BIVA 200mg (n=6) BIVA 400mg (n=7) BIVA 600mg (n=8) Placebo (n=7) - 1.7 - 0.1 1.5 1.8 2.1 5.2 6.5 - 8.0 - 4.2 - 3.2 - 3.0 1.0 1.3 - 13.7 - 9.6 - 9.3 - 8.9 - 6.9 - 4.2 - 1.4 - 16.4 - 14.8 - 14.5 - 9.0 - 9.0 - 7.8 - 3.5 0.4 -20 -15 -10 -5 0 5 10 * Last observation carried forward (LOCF): One patient in 400mg cohort discontinued therapy at week one. Percentage Change in BMI,% * *

13 ® Patients Achieved BMI Reductions of at least 5%, 10% at Week 14 0.0% 16.7% 71.4% 75.0% 0.0% 0.0% 14.3% 37.5% 0 10 20 30 40 50 60 70 80 90 100 Placebo (N=7) 200mg BIVA (N=6) 400mg BIVA (N=7) 600mg BIVA (N=8) Achieved a >=5% Reduction Achieved a >=10% Reduction 1 1. P=0.0105 2. P= 0.0056 vs placebo 2 Percentage of patients achieving BMI% reduction cut point, %

14 ® Setmelanotide Results in Ph2, Ph3 Trials at 12 and 16 Weeks in Patients >12 Years Old Mean percent BMI reduction, % Phase 2 Phase 3 - 10.2 - 9.5 0.6 - 9.7 - 11.7 - 10.2 1.5 - 10.5 -15.0 -10.0 -5.0 0.0 5.0 Week 12 Week 16 n=11 n=12 † n=48 n=61* Placebo n=28* Placebo n=20 n=59 n=64 Phase 2+3 combined Setmelanotide *These values represent patients who demonstrated compliance and no concomitant GLP1 therapy (no patients who enrolled in the Ph ase 2 bivamelagon were on concomitant GLP1 therapy). Patients deemed non - compliant were excluded. † LOCF performed for week 16 only.

15 ® Bivamelagon BMI Reductions at Week 14 Week 14 * LOCF ( LOCF not performed for Wk12 , patients not included in those means ) Bivamelagon Mean percent BMI reduction, % - 7.7 - 9.3 2.2 - 8.8 - 10.1 -15.0 -10.0 -5.0 0.0 5.0 n=7 400 mg n=8 600 mg n=6* 400 mg n=7* 600 mg n=7 placebo *1 patient in 400 mg arm and 1 patient in 600 mg arm removed due to Week 1 discontinuation and documented partial compliance res pectively. All patients Removing 2 patients with documented non - c ompliance

16 ® Bivamelagon Achieved BMI Reductions Consistent with Setmelanotide Week 14 * LOCF ( LOCF not performed for Wk12 , patients not included in those means ) Bivamelagon Mean percent BMI reduction, % - 7.7 - 9.3 - 8.8 - 10.1 -15.0 -10.0 -5.0 0.0 5.0 n=7 400 mg n=8 600 mg n=6* 400 mg n=7* 600 mg *1 patient in 400 mg arm and 1 patient in 600 mg arm removed due to Week 1 discontinuation and documented partial compliance res pectively. Setmelanotide n=59 n=64 Phase 2+3 combined Week 12 Week 16 All patients Removing 2 patients with documented non - compliance - 10.5 - 9.7 Post - hoc analysis :

17 ® Bivamelagon Achieved Meaningful Reductions in ‘Most’ Hunger Scores at Week 14 Change in most hunger score Bivamelagon QD Placebo QD (n=7) 600mg (n=8) 400mg (n=6*) 200mg (n=6) - 0.8 - 2.1 - 2.8 - 2.8 -3.0 -2.0 -1.0 0.0 Weekly average of daily scores on a 10 - point scale with 10 being ‘most’ hungry. *One patient 400mg bivamelagon who did not complete trial did not have Week 14 score and is not included

18 ® AEs consistent with MC4R Mechanism, Setmelanotide Trials in Acquired Hypothalamic Obesity Placebo (N=7) BIVA 600mg (N=8) BIVA 400mg (N=7) BIVA 200mg (N=6) n (%) 6 (86) 8 (100) 7 (100) 6 (100) Any AEs 1 (14) 0 1 (14) 0 (0) Serious AEs 3 (43) 8 (100) 7 (100) 6 (100) Treatment - Related AEs 0 0 1 (14) 0 Treatment - Related SAEs 1 (14) 0 2 (29) 0 Grade ≥3 AE 0 0 1(14)* 0 AEs Leading to Study Intervention Discontinuation AEs with >=10% in all BIVA dosing (N=21) 2 (29) 4 (50) 5 (71) 6 (100) Nausea 1 (14) 3 (37) 5 (71) 2 (33) Diarrhea 2 (29) 4 (50) 4 (57) 2 (33) Vomiting 2 (29) 0 (0) 5 (71) 1 (17) Headache 0 0 3 (43) 2 (33) AEs of Special Interest 0 0 2 (29) 2 (33) Skin Pigmentation 0 0 1 (14) 0 Adrenal Adverse Events *Rectal bleeding.

19 ® New Formulation Tablet • 600 mg Tablet (90% drug load) • Total weight 760 mg • 18 mm x 8.33 mm Current Phase 2 tablet • 200 mg tablet (26% drug load) • Total weight 823 mg • 18 mm x 8.6 mm Developing New, Smaller Bivamelagon Tablet Potentially to Improve Tolerability 90% Size 1 Capsule 19.4 mm x 6.91 mm and Size 0 Capsule 21.6 mm x 7.64 mm

20 ® Next Anticipated Steps for Development of Bivamelagon Initiate Phase 3 trial to evaluate bivamelagon in hypothalamic obesity in 2026 Data presentations • ENDO 2025 • Update on open - label extension study Regulatory feedback • Request End - of - Phase 2 meeting with U.S. FDA • Seek scientific advice from the Committee for Medicinal Products for Human Use (CHMP) of the European Medicines Agency (EMA)

21 ® Questions?